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                                                                   EXHIBIT 10.17

EQUITY GROUP INVESTMENTS, L.L.C.
TWO NORTH RIVERSIDE PLAZA, SUITE 600                  312.466.4094     [LOGO]
CHICAGO, ILLINOIS 60606                      FAX      312.454.1667

TO:               George Wiedemann           cc:      Don Liebentritt
                                                      File
FROM:             Jean Fostini

DATE:             March 31, 2003

SUBJECT:          iDine Letter of Agreement

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                           EGI ADMINISTRATIVE SERVICES
                            2003 LETTER OF AGREEMENT

This Letter of Agreement between iDine Rewards Network, Inc. ("iDine") and Equity Group Investments, L.L.C. ("EGI") dated March 31, 2003 is for the Administrative Services identified below for the time period from April 1, 2003 through December 31, 2003 (or such earlier date as the space on the 6th floor is vacated by iDine).

The maximum annual cost for the Administrative Services is $138,072.00, as detailed on the attached spreadsheet. The monthly cost will be pro rated based on percentage of actual occupancy.

The Administrative Services are as follows:

        . Rent for the offices located on the north end of the 6th floor and one office on the south end of the 6th floor (see attached highlighted floor plan).

        . Utilities for the above-referenced offices (water, sewer and electric).

        . Building services for the above-referenced offices covers all maintenance and housekeeping functions performed by the Office of the Building staff.

        . Mailroom services, basic office supplies, copier usage, kitchen usage and supplies, reception services for phone and visitors, office services, security services and basic IT support.

        .       Phone services are billed under a separate agreement.

Your signature on this Letter of Agreement will acknowledge that you have agreed to the outlined monthly charges set forth above. Any charges incurred by iDine which are above and beyond those outlined in this agreement will be your responsibility.

Any questions regarding this agreement should be directed to Jean Fostini at
(312) 466-4094.

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iDine agrees to pay EGI the agreed upon monthly fees for Administrative Services within 10 days of receipt of invoice.


SIGNATURE
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PRINTED NAME:
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TITLE:
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DATE:
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iDine Square Footage Allocation

          EMPLOYEE              OFFICE/CUBICLE       SQUARE FOOTAGE

          Office                     6-013                 404
          Office                     6-041                 165
          Office                     6-043                 150
          Office                     6-044                 150
          Office                     6-045                 242
          Office                     6-048                 304
          Office                     6-052                 120
          Office                     6-058                 140
          Office                     6-055                 196
          Office                     6-056                 108
          Office                     6-064                 140
          Office                     6-066                 144
          Workstation                6-049                  72
          Workstation                6-057                  85
          Workstation                6-060                  85

                Total                                     2505

Total Square Footage on 6 and 7                     58,577
Total Office/Cubicle Square Footage                 29,223

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Common Area                                         29,354
iDine Square Footage                                 2,505
iDine Common Area Square Footage                     2,516
iDine Percentage                                        9%

Total iDine Square Footage                           5,021

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iDINE ADMINISTRATIVE COSTS

monthly allocation

                                     ANNUAL       MONTHLY
         EXPENSE                     EXPENSE      EXPENSE
         -------                    ---------    ---------
         Rent                         $ 5,399      $ 7,950
         Utilities                    $ 5,021.     $   418
         Building Services            $ 2,511      $   209
         Administrative Services      $35,136      $ 2,928

         Monthly Maximum                           $11,506


Rent Cost is $19.00 per square foot based on 5,021 sf.
Utility Cost is $1.00 per square foot based on 5,021 sf.
Building Services is based on $.50 per square foot based on 5,021 sf. Administrative Services is based on 9% of total cost ($32,533.00 per month)